Rule 497(e)
File Nos. 333-01153 and 811-07549

SCHWAB SELECT ANNUITY®

SUPPLEMENT dated February 28, 2011
to the Prospectus dated April 30, 2010
for the Variable Annuity-1 Series Account
of Great-West Life & Annuity Insurance Company

Effective March 1, 2011, the description and investment objective for the Touchstone Mid Cap Growth Fund on page 25 of the Prospectus is deleted in its entirety and replaced with the following:

“Touchstone Mid Cap Growth Fund – Class I Shares seeks to increase the value of portfolio shares as a primary goal and to earn income as a secondary goal.  Under normal circumstances, the fund will invest at least 80% of its assets in common stocks of mid cap U.S. companies. This is a non-fundamental investment policy that can be changed by the fund upon 60 days' prior notice to shareholders. A mid cap company has a market capitalization between $1.5 billion and $12 billion or within the range of market capitalizations represented in the Russell Midcap Index (between $1.3 billion and $14 billion at the time of its most recent reconstitution on May 31, 2010) at the time of purchase. The fund may also invest in companies in the technology sector.”

* * * * *

In August 2010, the Board of Directors/Trustees of the Seligman Communications and Information Portfolio (the “Acquired Fund”) approved a proposal to merge the Acquired Fund with and into the Seligman Global Technology Portfolio (the “Acquiring Fund”).  Subject to shareholder approval, the Acquired Fund will merge with and into the Acquiring Fund at the close of business on Friday, March 11, 2011 (the “Effective Date”).

Accordingly, any assets remaining in the Acquired Fund on the Effective Date will be transferred to the Acquiring Fund.  Further, as of the Effective Date, any Contributions or Transfers (including Automatic Custom Transfers) to the Acquired Fund will be defaulted to the Acquiring Fund.

In addition, as of the Effective Date, all references in the Prospectus to the “Seligman Communications and Information Portfolio” shall be deleted in their entirety and replaced with “Seligman Global Technology Portfolio.”  Further, as of the Effective Date, the description and investment objective for the Seligman Communications and Information Portfolio on page 24 of the Prospectus is deleted in its entirety and replaced with the following:

“Seligman Global Technology Portfolio-Class 2 Shares seeks long-term capital appreciation.  The fund generally invests at least 80% of its assets in equity securities of U.S. and non-U.S. companies with business operations in technology and technology-related industries. Technology-related companies are those companies that use technology extensively to improve their business processes and applications. The technology industry comprises information technology and communications, as well as medical, environmental and bio-technology. The fund may invest in companies domiciled in any country which the investment manager believes to be appropriate to the fund's objective. The fund generally invests in several countries in different geographic regions. Under normal market conditions, the fund generally will invest at least 40% of its net assets in companies that maintain their principal place of business or conduct their principal business activities outside the U.S., have their securities traded on non-U.S. exchanges or have been formed under the laws of non-U.S. countries. The investment manager may reduce this 40% minimum investment amount to 30% if it believes that market conditions for these types of companies or specific foreign markets are unfavorable. The fund considers a company to conduct its principal business activities outside the U.S. if it derives at least 50% of its revenue from business outside the U.S. or had at least 50% of its assets outside the U.S. The fund may invest in companies of any size.”

* * * * *

Effective at the close of business on Friday, March 11, 2011, the “Total Annual Fund Operating Expenses” table on page 9 of the Prospectus is deleted in its entirety and replaced with the following:

“Total Annual Portfolio Operating Expenses                                                                                                Minimum                      Maximum

(Expenses that are deducted from Portfolio assets,
including management fees, distribution [and/or
service] (12b-1) fees, and other expenses)                                                                                                   0.30%                           3.90%1

1 The expenses shown are based, in part, on estimated amounts for the current fiscal year, and do not reflect any fee waiver or expense reimbursement.  The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios’ expenses in order to keep the Portfolios’ expenses below specified limits.  The expenses of certain Portfolios are reduced by contractual fee reduction and expense reimbursement arrangements.  Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time.  Each fee reduction and/or expense reimbursement arrangement is not reflected above, but is described in the relevant Portfolio’s prospectus.”

* * * * *

Effective at the close of business on Friday, March 11, 2011, the “Example” section on page 10 of the Prospectus is deleted in its entirety and replaced with the following:

           “Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, contract fees, Series Account annual expenses, and Portfolio fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher. This Example also does not take into consideration any fee waiver or expense reimbursement arrangements of the Portfolio. If these arrangements were taken into consideration, the expenses shown would be lower.

Although your actual costs may be higher or lower, based on these assumptions, if you retain your Contract, annuitize your Contract or if you surrender your Contract at the end of the applicable time period, your costs would be:

1 year	3 years	5 years	10 years

$488	$1,540	$2,703	$6,169

This Example does not show the effect of premium taxes. Premium taxes (ranging from 0% to 3.5%) are deducted from the Contract Value upon full surrender, death, or annuitization. This Example also does not include any of the taxes or penalties you may be required to pay if you surrender your Contract.”

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2010. Please keep this supplement for future reference.